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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 27, 2001


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    Exact Name of Registrant               Commission          I.R.S. Employer
    as Specified in Its Charter            File Number        Identification No.
    ---------------------------            -----------        ------------------

    Hawaiian Electric Industries, Inc.        1-8503             99-0208097
    Hawaiian Electric Company, Inc.           1-4955             99-0040500


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                                 State of Hawaii
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   900 Richards Street, Honolulu, Hawaii 96813
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

             (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
             (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                      None
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

A. HELCO power situation

In 1991, Hawaii Electric Light Company, Inc. (HELCO) began planning to meet increased electric generation demand forecasted for 1994. HELCO's plans were to install at its Keahole power plant two 20 MW combustion turbines (CT-4 and CT-5), followed by an 18 MW heat steam recovery generator (ST-7), at which time these units would be converted to a 56 MW (net) dual-train combined-cycle unit. In January 1994, the PUC approved expenditures for CT-4, which HELCO had planned to install in late 1994. The timing of the installation of HELCO's phased units has been revised on several occasions due to delays in obtaining an amendment of a land use permit from the Hawaii Board of Land and Natural Resources (BLNR) and an air permit from the Department of Health of the State of Hawaii (DOH) and the U.S. Environmental Protection Agency (EPA) for the Keahole power plant site. The delays are also attributable to lawsuits, claims and petitions filed by independent power producers (IPPs) and other parties challenging these permits and objecting to the expansion, alleging among other things that (1) operation of the expanded Keahole site would not comply with land use regulations (including noise standards) and HELCO's land patent; (2) HELCO cannot operate the plant within current air quality standards; (3) HELCO could alternatively purchase power from IPPs to meet increased electric generation demand; (4) HELCO's land use entitlement expired in April 1999 and HELCO's request for an extension must be heard in a contested case hearing; and (5) recent public testimony by a former BLNR member calls into question the 1996 voting by the BLNR and is a basis for having the 1998 final judgment sent back to the Circuit Court from the Supreme Court for further review.

For a detailed description and a partial history of the Keahole Power Plant situation, see "HELCO power situation" on pages 9 to 17 of HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2000 and on pages 17 to 20 of HEI's Quarterly Report on SEC Form 10-Q for the quarter ended September 30, 2001. Recent developments regarding this situation are described below.

Land use permit amendment. The Third Circuit Court of the State of Hawaii (the
-------------------------
Circuit Court) ruled in 1997 that because the BLNR had failed to render a valid decision on HELCO's application to amend its land use permit before the statutory deadline in April 1996, HELCO was entitled to use its Keahole site for the expansion project (HELCO's "default entitlement"). Final judgments of the Circuit Court related to this ruling are on appeal to the Hawaii Supreme Court, which in 1998 denied motions to stay the Circuit Court's final judgment pending resolution of the appeal.

The Circuit Court's final judgment provided that HELCO must comply with the conditions in its application and with the standard land use conditions insofar as those conditions were not inconsistent with HELCO's default entitlement. There have been numerous proceedings before the Circuit Court and the BLNR in which certain parties (a) have sought determinations of what conditions apply to HELCO's default entitlement, (b) have claimed that HELCO has not complied with applicable land use conditions and that its default entitlement should thus be forfeited, (c) have claimed that HELCO will not be able to operate the proposed plant without violating applicable land use conditions and provisions of Hawaii's Air Pollution Control Act and Noise Pollution Act and (d) have sought orders enjoining any further construction at the Keahole site.

In September 2000, the Circuit Court orally ruled that, absent a legal or equitable extension properly authorized by the BLNR, the three-year construction period in the standard land use conditions of the Department of Land and Natural Resources of the State of Hawaii (DLNR) expired in April 1999. In October 2000, HELCO filed with the BLNR a request for extension of the construction deadline and, in January 2001, the BLNR sent the request to a contested case hearing, which was held in September 2001. In a document dated November 5, 2001, the hearings officer recommended that the BLNR approve HELCO's request for extension of the construction deadline. The recommendation does not state a time period for the extension, but concludes that an extension is warranted, "under such conditions as the Board may deem advisable." In a document dated November 7, 2001, the hearings officer

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issued rulings on the opponents' proposed findings of fact, conclusions of law and motions. Each of the parties filed exceptions to the recommendation on November 30, 2001. HELCO's exceptions requested that the November 7, 2001 rulings not be adopted, as many of them are arguably inconsistent with the November 5, 2001 recommendation. The matter will be decided at a hearing before the BLNR.

Air permit. In 1997, the DOH issued a final air permit for the Keahole expansion
----------
project. Nine appeals of the issuance of the permit were filed with the EPA's Environmental Appeals Board (EAB). In November 1998, the EAB denied the appeals on most of the grounds stated, but directed the DOH to reopen the permit for limited purposes. The EPA and DOH required additional data collection, which was satisfactorily completed in April 2000. A final air permit was reissued by the DOH in July 2001. Six appeals were subsequently filed with the EAB. On November 27, 2001, the EAB issued an "Order Denying Review" of the appeals. Accordingly, the final air permit was effective as of November 27, 2001.

B.   News release

On December 4, 2001, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE FINANCIAL ANALYST PRESENTATION ON TUESDAY, DECEMBER 11, 2001

     HONOLULU - Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that its Tuesday, December 11, 2001 financial analyst presentation in New York will be broadcast live on its website and via teleconference beginning at approximately 12.20 p.m. EST. The event can be accessed through HEI's website at http://www.hei.com or by dialing (212) 896-6015 for the teleconference call.
------------------

     An online replay will be available at the same website beginning about two hours after the event and continuing through Wednesday, December 26, 2001. Replays of the teleconference call will also be available approximately two hours after the event through Wednesday, December 26, 2001 by dialing (800) 633-8284, pass code: 20061327.

     Hawaiian Electric Industries, Inc. is a diversified holding company. Its core businesses are electric utilities and a bank.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                           (Registrant)


/s/  Robert F. Mougeot                     /s/ Richard A. von Gnechten
----------------------------------------   -------------------------------------
Robert F. Mougeot                          Richard A. von Gnechten
Financial Vice President, Treasurer        Financial Vice President of HECO
      and Chief Financial Officer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: December 5, 2001                     Date: December 5, 2001


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